Exhibit 99.1

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	TVI CORPORATION	Date Filed:	07/20/2009

Case Number:	09-15677	SIC Code:	339900

Month (or portion) covered by this report:	June 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	July 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Chief Financial Officer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☒	☐

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT? ***	☒	☐	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

*** Utility escrow account opened on May 11, 2009

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$269,300.34

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	$-1,636,729.96

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$269,300.34

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		$-1,636,729.96

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH	$-1,367,429.62

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$677,204.26

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$2,190,241.06

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	70

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	64

PROFESSIONAL FEES

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$415,687.18

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$415,687.18

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$231,785.65

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$1,005,029.65

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$209,785.65

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$964,127.65

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15677
TVI CORPORATION
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month June 1, 2009 to June 30, 2009

(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$1,728,550.86
Total Disbursements from Payroll Account	(Note 2)	+ $	$70,248.15
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$1,798,799.01

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI Corporation

Case No. 09-15677

Exhibit B - Cash Receipts

June 1, 2009 through June 30, 2009

Deposit Date	Payor	Description	Amount

6/1/2009	ARAMSCO	Receivables Payment	$6.75
6/1/2009	WW GRAINGER INC	Receivables Payment	30,297.75
6/1/2009	GSS	Receivables Payment	6,309.77
6/1/2009	PJ DIST	Receivables Payment	24,199.59
6/1/2009	FORT DIX	Receivables Payment	54,533.51
6/5/2009	RANDOLPH AFB	Receivables Payment	460.29
6/5/2009	WV STATE FIRE	Receivables Payment	386.14
6/4/2009	EPA	Receivables Payment	7,262.42
6/4/2009	NANA PACIFIC	Receivables Payment	107.25
6/8/2009	CITY OF NEW JERSEY	Receivables Payment	1,164.00
6/8/2009	MT ROGERS COMMUNITY MENTAL HEALTH	Receivables Payment	1,496.00
6/8/2009	THE PEAVEY COMPANY	Receivables Payment	1,055.09
6/8/2009	WW GRAINGER INC	Receivables Payment	5,337.00
6/8/2009	JOHNNYS	Receivables Payment	309.13
6/9/2009	CBIZ	Reimbursement FSA	962.80
6/11/2009	NNMC-3	Receivables Payment	329.00
6/11/2009	OWATONNA	Receivables Payment	766.00
6/12/2009	MD DEPARTMENT OF CORRECTIONS	Restitution Payment	150.00
6/12/2009	NANA PACIFIC	Receivables Payment	742.20
6/15/2009	BATTELLE	Receivables Payment	15,990.00
6/15/2009	WW GRAINGER INC	Receivables Payment	963.00
6/15/2009	WW GRAINGER INC	Receivables Payment	173.25
6/15/2009	WW GRAINGER INC	Receivables Payment	4,986.75
6/16/2009	US TREASURY	Interest on Tax Refund	21,936.41
6/16/2009	MONTGOMERY GENERAL HOSPITAL	Receivables Payment	67.17
6/16/2009	SEA SYSTEMS	Receivables Payment	887.00
6/16/2009	COUNTY OF ERIE	Receivables Payment	453.69
6/17/2009	APG	Receivables Payment	884.10
6/17/2009	USAF ACADEMY	Receivables Payment	30.06
6/17/2009	88MDSS	Receivables Payment	80.29
6/18/2009	FORT BRAGG	Receivables Payment	73.00
6/19/2009	CENTURA HOSPITAL	Receivables Payment	127.00
6/19/2009	CARLSBAD	Receivables Payment	36.19
6/24/2009	CBIZ	Health Insurance Reimbursement	4,622.66
6/24/2009	CENTRAL WASHINGTON HOSPITAL	Receivables Payment	877.13
6/24/2009	TOWN OF FALMOUTH	Receivables Payment	10,287.98
6/24/2009	WW GRAINGER INC	Receivables Payment	2,931.75
6/25/2009	LACKLAND AFB	Receivables Payment	78.07
6/25/2009	DARNALL AMC	Receivables Payment	18,731.37
6/26/2009	SAFEKIDS-49	Receivables Payment	87.82
6/29/2009	SAFARILAND LLC	Receivables Payment	127.86
6/29/2009	WW GRAINGER INC	Receivables Payment	9,693.75
6/30/2009	NANA PACIFIC	Receivables Payment	1,129.60
6/30/2009	FISHER	Receivables Payment	38,169.75

TOTAL CASH RECEIPTS			$269,300.34

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/01/09	REV AUTH PRINCE GEORGE	TRAVEL EXPENSE	$18.00
06/01/09	AMERICAN AIRLINES	TRAVEL EXPENSE	50.00
06/01/09	METRO WASH AIRPORT	TRAVEL EXPENSE	60.00
06/01/09	AMTRAK	TRAVEL EXPENSE	76.00
06/01/09	BUDGET RENT-A-CAR	TRAVEL EXPENSE	137.06
06/01/09	DISCOUNT OFFICE ITEMS	OFFICE SUPPLIES	283.97
06/01/09	OUTFITTERS SUPPLY INC	JOB SUPPLIES	351.60
06/01/09	WBC INDUSTRIES INC	JOB SUPPLIES	376.95
06/01/09	VISION SERVICE PLAN	BENEFITS	801.57	(1)
06/01/09	DELTA DENTAL	BENEFITS	5,693.93	(1)
06/01/09	LINCOLN NATIONAL LIFE INSURANCE CO.	BENEFITS	5,970.67	(1)
06/01/09	THE LIVINGSTON GROUP LLC	TRADE VENDOR	15,000.00
06/01/09	WILLIS OF MARYLAND INC	INSURANCE	23,716.00	(1)
06/01/09	TYDINGS & ROSENBERG LLP	CH 11 PROFESSIONAL	27,157.30
06/01/09	GLENN DALE BUSINESS CENTER, LLC	RENT	69,425.07	(2)
06/01/09	UNITED HEALTHCARE INSURANCE CO.	BENEFITS	77,315.43	(1)
06/02/09	AMERICAN EXPRESS	MERCHANT FEES	4.95
06/02/09	BB&T MERCHANT SERVICES	MERCHANT FEES	12.05
06/02/09	WBC INDUSTRIES INC	JOB SUPPLIES	44.10
06/02/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	50.00
06/02/09	ZOLA RESTAURANT	TRAVEL EXPENSE	58.40
06/02/09	LAUER’S SUPERTHRIFT	JOB SUPPLIES	85.71
06/02/09	AMTRAK	TRAVEL EXPENSE	98.00
06/02/09	KAREN RADLEY ACURA VW	AUTO REPAIR	144.95
06/02/09	TIMSCO INC	JOB SUPPLIES	307.00
06/02/09	HYATT REGENCY	TRAVEL EXPENSE	672.91
06/02/09	BOWLES FLUIDICS CORP.	TRADE VENDOR	6,395.00
06/02/09	AICCO, INC.	INSURANCE	12,029.58	(1)
06/02/09	ADP	NET PAYROLL	74,293.40
06/03/09	SUNOCO SVC STATION	FUEL	33.42
06/03/09	SPORT FIT	SALES EXPENSE	71.00
06/03/09	CBIZ	FLEXIBLE SPENDING	74.80
06/03/09	CBIZ	FLEXIBLE SPENDING	74.80
06/03/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	124.96
06/03/09	SOUTHWEST AIR	TRAVEL EXPENSE	217.20
06/03/09	ADVENT ELECTRIC INC.	JOB SUPPLIES	514.16
06/03/09	FERGUSON ENTERPRISES	JOB SUPPLIES	927.00
06/03/09	ARNOLDS FACTORY SUPPLIES	JOB SUPPLIES	1,049.74
06/03/09	ABC INDUSTRIES INC	JOB SUPPLIES	1,308.00
06/03/09	MARK N. HAMMOND	BOARD FEES	1,500.00
06/03/09	RICHARD SULLIVAN	BOARD FEES	1,500.00
06/03/09	TODD L. PARCHMAN	BOARD FEES	1,500.00
06/03/09	ADP	NET PAYROLL	1,654.74
06/04/09	ADP	NET PAYROLL CHECKS	22,905.10
06/03/09	ADP	PAYROLL TAXES	42,624.11
06/04/09	REV AUTH PRINCE GEORGE	TRAVEL EXPENSE	12.00
06/04/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	19.32
06/04/09	GRAYBAR ELECTRIC	TRADE VENDOR	40.89
06/04/09	ANTIETAM COMMUNICATIONS	UTILITIES	47.28
06/04/09	RUBY TUESDAY	TRAVEL EXPENSE	65.75
06/04/09	AMTRAK	TRAVEL EXPENSE	66.00
06/04/09	SPRINT RETAIL	UTILITIES	95.40
06/04/09	GRAYBAR ELECTRIC	TRADE VENDOR	120.72
06/04/09	OLD BOWIE TOWN GRILLE	TRAVEL EXPENSE	137.01
06/04/09	WBC INDUSTRIES INC	JOB SUPPLIES	176.75
06/04/09	OLD BOWIE TOWN GRILLE	TRAVEL EXPENSE	183.24
06/04/09	TOP VALUE FABRICS INC.	JOB SUPPLIES	295.00
06/04/09	UNITED PARCEL SERVICES	TRADE VENDOR	419.78
06/04/09	MCMASTER-CARR SUPPLY CO.	TRADE VENDOR	434.49
06/04/09	WBC INDUSTRIES INC	JOB SUPPLIES	490.00
06/04/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	556.40

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/04/09	ADP	PAYROLL TAXES	622.49
06/04/09	IRON MOUNTAIN RECORDS MANAGEMENT	TRADE VENDOR	996.19
06/04/09	STEVENSON’S JANITORAL SERVICE	JANITORIAL	1,076.11
06/04/09	MR HEATER INC	JOB SUPPLIES	1,345.00
06/04/09	AFLAC	BENEFITS	1,595.26	(1)
06/04/09	SPRINT	UTILITIES	1,785.86
06/04/09	CON-WAY FREIGHT INC.	TRADE VENDOR	1,990.49
06/04/09	P&G MANUFACTURING	TRADE VENDOR	3,111.00
06/04/09	FLEXFIRM PRODUCTS, INC.	TRADE VENDOR	8,177.00
06/04/09	BONDCOTE CORPORATION	TRADE VENDOR	9,902.13
06/04/09	BALTIMORE GAS & ELECTRIC	UTILITIES	13,357.46
06/05/09	YOUSENDIT INC	JOB SUPPLIES	12.98
06/05/09	LONGHORN STEAKHOUSE	TRAVEL EXPENSE	34.68
06/05/09	GLENN DALE MINI MART	FUEL	40.60
06/05/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	46.00
06/05/09	AMTRAK	TRAVEL EXPENSE	107.00
06/05/09	A LA LUCIA	TRAVEL EXPENSE	120.45
06/05/09	COMFORT INN	TRAVEL EXPENSE	233.78
06/05/09	MAIN STREET CATERING	BUSINESS MEAL	338.46
06/05/09	THERMAL DEVICES	JOB SUPPLIES	362.69
06/05/09	ROYSONS CORPORATION	JOB SUPPLIES	760.46
06/05/09	AMERICAN EXPRESS	MERCHANT FEES	828.35
06/08/09	BUDGET RENT A CAR TOLLS	TRAVEL EXPENSE	10.25
06/08/09	REV AUTH PRINCE GEORGE	TRAVEL EXPENSE	18.00
06/08/09	BEST BUY	OFFICE SUPPLIES	41.31
06/08/09	LONGHORN STEAKHOUSE	TRAVEL EXPENSE	44.88
06/08/09	AMTRAK	TRAVEL EXPENSE	107.00
06/08/09	CON-WAY FREIGHT INC.	TRADE VENDOR	171.00
06/08/09	CBIZ	FLEXIBLE SPENDING	192.30
06/08/09	MARYLAND ASSOC OF CPA	LICENSING	270.00
06/08/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	310.63
06/08/09	CON-WAY FREIGHT INC.	TRADE VENDOR	430.40
06/08/09	BB&T	BANK FEES	500.00
06/08/09	CBIZ	FLEXIBLE SPENDING	548.98
06/08/09	USS INC	JOB SUPPLIES	690.00
06/08/09	CON-WAY FREIGHT INC.	TRADE VENDOR	735.06
06/08/09	AMERICAN FUNDS	401K	4,686.08
06/08/09	AMERICAN FUNDS	401K	5,179.55
06/08/09	LIBERTY MUTUAL GROUP	INSURANCE	19,752.00
06/08/09	LIBERTY MUTUAL GROUP	INSURANCE	19,752.00
06/08/09	BB&T	INTEREST	43,740.78
06/08/09	BB&T	INTEREST	74,826.89
06/09/09	JASPER’S	TRAVEL EXPENSE	60.34
06/09/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	142.55
06/09/09	LOMA INTERNATIONAL BUSINESS	SALES EXPENSE	311.76
06/09/09	AALADIN INDUSTRIES INC	TRADE VENDOR	439.76
06/09/09	FRANK W WINNE & SON INC	JOB SUPPLIES	450.00
06/09/09	SCOTTY, INC.	TRADE VENDOR	631.00
06/09/09	COATS AMERICAN INC.	JOB SUPPLIES	915.60
06/09/09	MARK ROLFS	TRADE VENDOR	1,517.00
06/10/09	GLENN DALE MINI MART	FUEL	17.84
06/10/09	THE HOME DEPOT	JOB SUPPLIES	73.62
06/10/09	CHILI’S	TRAVEL EXPENSE	76.02
06/10/09	FEDEX KINKO’S	PRINTING	95.40
06/10/09	ADP	PAYROLL FEES	159.45
06/10/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	498.92
06/10/09	AALADIN INDUSTRIES INC	TRADE VENDOR	879.83
06/11/09	RING 2 COMMUNICATIONS LLC	UTILITIES	12.33
06/11/09	MURPHYS FUEL	FUEL	12.80
06/11/09	NAEGLE’S INDUSTRIAL LEATHER MACHINERY CO.	JOB SUPPLIES	41.35
06/11/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	57.42

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/11/09	NEOPOST INC.	TRADE VENDOR	82.34
06/11/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	113.03
06/11/09	MARRIOTT	TRAVEL EXPENSE	136.60
06/11/09	SOUTHWEST AIR	TRAVEL EXPENSE	140.60
06/11/09	THE OVAL ROOM	TRAVEL EXPENSE	175.20
06/11/09	AT&T	UTILITIES	198.43
06/11/09	BEST BUY	OFFICE SUPPLIES	200.32
06/11/09	WASHINGTON GAS	UTILITIES	207.78
06/11/09	SPRINT RETAIL	UTILITIES	211.99
06/11/09	DEER PARK SPRING WATER	TRADE VENDOR	229.62
06/11/09	UNITED PARCEL SERVICES	TRADE VENDOR	238.02
06/11/09	ADP SCREENING & SELECTION SERVICES	TRADE VENDOR	238.80
06/11/09	GENPRO POWER SYSTEMS INC	JOB SUPPLIES	283.84
06/11/09	PJAX FREIGHT SYSTEM	TRADE VENDOR	313.83
06/11/09	OASIS POOLS AND SPAS	JOB SUPPLIES	455.00
06/11/09	LOMA INTERNATIONAL BUSINESS	SALES EXPENSE	648.00
06/11/09	LOMA INTERNATIONAL BUSINESS	SALES EXPENSE	818.40
06/11/09	AMERICAN STOCK TRANSFER &	TRADE VENDOR	1,000.00
06/11/09	WM OF GREATER WASHINGTON	UTILITIES	1,004.33
06/11/09	PAM NARROW FABRICS	TRADE VENDOR	2,202.00
06/11/09	XEROX CAPITAL	TRADE VENDOR	2,830.36
06/11/09	CENTURION RESEARCH SOLUTIONS	TRADE VENDOR	3,125.00
06/11/09	VANGUARD	TRADE VENDOR	3,220.00
06/11/09	GRAYBAR	TRADE VENDOR	8,976.20
06/12/09	TARGET	JOB SUPPLIES	37.09
06/12/09	GLENN DALE MINI MART	FUEL	45.32
06/12/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	46.00
06/12/09	GLENN DALE MINI MART	FUEL	58.26
06/12/09	METRO WASH AIRPORT	TRAVEL EXPENSE	60.00
06/12/09	XEROX SUPPLY	OFFICE SUPPLIES	64.66
06/12/09	STAPLES	OFFICE SUPPLIES	89.95
06/12/09	AMTRAK	TRAVEL EXPENSE	107.00
06/12/09	JOEL CARRASQUILLO	TRADE VENDOR	125.25
06/12/09	DISCOUNT OFFICE ITEMS	OFFICE SUPPLIES	283.30
06/12/09	DEPT. OF ASSESSMENT & TAXATION	PERSONAL PROPERTY TAX	300.00
06/12/09	DEPT. OF ASSESSMENT & TAXATION	PERSONAL PROPERTY TAX	300.00	(4)
06/12/09	ADP	PAYROLL FEES	357.82
06/12/09	PENSKE TRUCK LEASING	CONTRACT DELIVERY	397.17
06/12/09	ADP	PAYROLL FEES	400.52
06/12/09	STEVENSON’S JANITORAL SERVICE	JANITORIAL	1,076.11
06/12/09	CON-WAY FREIGHT INC.	TRADE VENDOR	4,685.11
06/12/09	AALADIN INDUSTRIES INC	TRADE VENDOR	9,194.00	(3)
06/14/09	YOUSENDIT INC	JOB SUPPLIES	12.98
06/14/09	KANGAROO EXPRESS	FUEL	38.08
06/14/09	RAMADA INN	TRAVEL EXPENSE	97.90
06/14/09	RAMADA INN	TRAVEL EXPENSE	97.90
06/14/09	RAMADA INN	TRAVEL EXPENSE	97.90
06/14/09	RAMADA INN	TRAVEL EXPENSE	97.90
06/14/09	RAMADA INN	TRAVEL EXPENSE	97.90
06/14/09	TEXAS ROADHOUSE	TRAVEL EXPENSE	193.02
06/14/09	RAMADA INN	TRAVEL EXPENSE	195.80
06/15/09	EXTENDEDSTAY	TRAVEL EXPENSE	(66.00)
06/15/09	REV AUTH PRINCE GEORGE	TRAVEL EXPENSE	18.00
06/15/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	21.00
06/15/09	KANGAROO EXPRESS	FUEL	25.62
06/15/09	SHELL OIL	FUEL	37.14
06/15/09	TIMBUKTU RESTAURANT & LOUNGE	TRAVEL EXPENSE	52.35
06/15/09	BEST BUY	OFFICE SUPPLIES	68.89
06/15/09	AMTRAK	TRAVEL EXPENSE	85.00
06/15/09	AMTRAK	TRAVEL EXPENSE	98.00
06/15/09	FACTORY DIRECT PIPE	JOB SUPPLIES	121.50

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/15/09	BB&T MERCHANT SERVICES	MERCHANT FEES	964.20
06/15/09	NAIZIL INC.	TRADE VENDOR	3,750.00
06/15/09	BOWLES FLUIDICS CORP.	TRADE VENDOR	6,395.00
06/15/09	AALADIN INDUSTRIES INC	TRADE VENDOR	9,181.00
06/15/09	BANK DIRECT CAPITAL FINANCE, LLC	INSURANCE	19,423.58	(1)
06/16/09	SHELL OIL	FUEL	19.64
06/16/09	PMI BWI DAILY A GARAGE	TRAVEL EXPENSE	20.00
06/16/09	OLD BRIDGE FUEL	FUEL	40.07
06/16/09	MASTERMAN’S	TRADE VENDOR	93.10
06/16/09	RAMADA INN	TRAVEL EXPENSE	103.40
06/16/09	TEXAS ROADHOUSE	TRAVEL EXPENSE	130.12
06/16/09	HAMPTON INN	TRAVEL EXPENSE	134.17
06/16/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	187.94
06/16/09	AALADIN INDUSTRIES INC	TRADE VENDOR	441.92
06/16/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	582.58
06/16/09	UNUM LIFE INSURANCE COMPANY	INSURANCE	4,669.00
06/17/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	3.50
06/17/09	GLENN DALE MINI MART	FUEL	62.00
06/17/09	AMTRAK	TRAVEL EXPENSE	66.00
06/17/09	HAMPTON INN	TRAVEL EXPENSE	120.99
06/17/09	ULINE *SHIP SUPPLIES	SHIPPING SUPPLIES	155.50
06/17/09	SLEEP INN	TRAVEL EXPENSE	188.68
06/17/09	SLEEP INN	TRAVEL EXPENSE	188.68
06/17/09	SLEEP INN	TRAVEL EXPENSE	188.68
06/17/09	SLEEP INN	TRAVEL EXPENSE	188.68
06/17/09	AMERICAN AIRLINES	TRAVEL EXPENSE	539.20
06/17/09	ADP	PAYROLL TAXES	45,805.81
06/17/09	ADP	NET PAYROLL	84,266.70
06/17/09	ADP	NET PAYROLL CHECKS	25,020.06
06/18/09	PAETEC COMMUNICATIONS, INC.	UTILITIES	2.12
06/18/09	EC LINC	TRADE VENDOR	33.28
06/18/09	SCOTTY, INC.	TRADE VENDOR	53.20
06/18/09	VERIZON	UTILITIES	118.97
06/18/09	INTERSTATE WRAPPING PRODUCTS (IWP)	TRADE VENDOR	128.71
06/18/09	BUFFALO WILD WINGS	TRAVEL EXPENSE	154.25
06/18/09	MCMASTER-CARR SUPPLY CO.	TRADE VENDOR	158.33
06/18/09	EAGLE COMPONENTS, INC.	TRADE VENDOR	278.86
06/18/09	IRON MOUNTAIN RECORDS MANAGEMENT	TRADE VENDOR	285.16
06/18/09	ASTRUP COMPANY	TRADE VENDOR	326.70
06/18/09	NATIONAL CAPITAL INDUSTRIES	TRADE VENDOR	355.36
06/18/09	SPEAKEASY	UTILITIES	385.37
06/18/09	UNITED PARCEL SERVICES	TRADE VENDOR	386.93
06/18/09	LABOR LAW CENTER, INC.	TRADE VENDOR	403.57
06/18/09	T/A POLARIS LOGISTICS	TRADE VENDOR	432.50
06/18/09	TIPCO TECHNOLOGIES INC.	TRADE VENDOR	480.20
06/18/09	CONFERENCECALL.COM	UTILITIES	974.56
06/18/09	LYNDEN AIR FREIGHT	TRADE VENDOR	985.00
06/18/09	STEVENSON’S JANITORAL SERVICE	JANITORIAL	1,076.11
06/18/09	STROUSE CORPORATION	TRADE VENDOR	1,268.04
06/18/09	TYCO ELECTRONICS CORPORATION	TRADE VENDOR	1,369.32
06/18/09	TODD L. PARCHMAN	BOARD FEES	1,875.00
06/18/09	EDMOND PRICE	TRADE VENDOR	1,950.00
06/18/09	R&L CARRIERS, INC.	TRADE VENDOR	3,000.00
06/18/09	GENERAL PUMP	TRADE VENDOR	3,700.00
06/18/09	I.F. ASSOCIATES, INC.	TRADE VENDOR	3,868.00
06/18/09	LIBERTY MUTUAL GROUP	INSURANCE	19,752.00
06/18/09	MILES & STOCKBRIDGE P.C.	BANK LEGAL PROFESSIONAL	84,341.78
06/18/09	BUCCINO & ASSOCIATES	CH 11 PROFESSIONAL	106,077.20
06/18/09	DUANE MORRIS LLP	CH 11 PROFESSIONAL	134,009.80
06/19/09	DAMON’S	TRAVEL EXPENSE	23.67
06/19/09	ADP	PAYROLL FEES	28.00

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/19/09	GIANT FOOD INC.	JOB SUPPLIES	50.97
06/19/09	VANGUARD	TRADE VENDOR	1,004.83	(3)
06/19/09	ADP	PAYROLL FEES	1,204.80
06/19/09	WILDFIRE CANADA	TRADE VENDOR	5,000.00
06/19/09	T.A. PELSUE COMPANY	TRADE VENDOR	14,381.87	(3)
06/20/09	THORNTON RIVER GRILL	TRAVEL EXPENSE	210.49
06/20/09	SHERATON	TRAVEL EXPENSE	363.46
06/22/09	BB&T BANK	BANK FEES	105.66
06/22/09	BB&T	BANK FEES	150.00
06/22/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	315.34
06/22/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	802.00
06/22/09	BB&T	BANK FEES	912.66
06/22/09	THRIFTY CAR RENTAL	TRAVEL EXPENSE	1,008.26
06/22/09	WBC INDUSTRIES INC	JOB SUPPLIES	1,308.00
06/22/09	AMERICAN FUNDS	401K	4,686.09
06/22/09	AMERICAN FUNDS	401K	6,151.35
06/23/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	40.89
06/23/09	SUNOCO SVC STATION	FUEL	41.54
06/23/09	TGI FRIDAY’S	TRAVEL EXPENSE	42.22
06/23/09	LOMA INTERNATIONAL BUSINESS	SALES EXPENSE	52.66
06/23/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	56.75
06/23/09	TOP VALUE FABRICS INC.	JOB SUPPLIES	295.00
06/23/09	LOMA INTERNATIONAL BUSINESS	SALES EXPENSE	536.18
06/23/09	TYCO ELECTRONICS CORPORATION	TRADE VENDOR	939.67	(3)
06/24/09	CHILI’S	TRAVEL EXPENSE	36.04
06/24/09	CBIZ	FLEXIBLE SPENDING	192.30
06/24/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	403.44
06/24/09	CBIZ	FLEXIBLE SPENDING	548.98
06/24/09	TAMI LUMPKIN	TRAVEL EXPENSE	952.50
06/24/09	SEAMAN CORPORATION	TRADE VENDOR	1,612.60
06/24/09	JEROME CASTER CO LTD	TRADE VENDOR	3,070.00
06/25/09	THE HOME DEPOT	JOB SUPPLIES	1.47
06/25/09	METRO WASH AIRPORT	TRAVEL EXPENSE	40.00
06/25/09	THE HOME DEPOT	JOB SUPPLIES	41.47
06/25/09	AMERICAN AIRLINES	TRAVEL EXPENSE	50.00
06/25/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	76.70
06/25/09	NEOPOST INC.	TRADE VENDOR	79.02
06/25/09	AMTRAK	TRAVEL EXPENSE	107.00
06/25/09	HILTON GARDEN INN	TRAVEL EXPENSE	134.47
06/25/09	POOLS PLUS INC	JOB SUPPLIES	178.08
06/25/09	BUDGET RENT-A-CAR	TRAVEL EXPENSE	184.38
06/25/09	RESIDENCE INN	TRAVEL EXPENSE	186.49
06/25/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	225.00
06/25/09	GERBER TECHNOLOGY,INC	TRADE VENDOR	381.67
06/25/09	UNITED PARCEL SERVICES	TRADE VENDOR	404.46
06/25/09	WM OF GREATER WASHINGTON	UTILITIES	697.60
06/25/09	TIMSCO INC.	JOB SUPPLIES	768.00
06/25/09	STEVENSON’S JANITORAL SERVICE	JANITORIAL	1,076.11
06/25/09	BONDCOTE CORPORATION	TRADE VENDOR	1,086.83	(3)
06/25/09	M&S NATIONWIDE DISTRIBUTORS	TRADE VENDOR	1,160.40
06/25/09	TECHNICAL PRODUCTS & SERVICES	TRADE VENDOR	1,252.58
06/25/09	PRECISION MACHINE & TOOL CO., INC.	TRADE VENDOR	1,440.00
06/25/09	GLOBAL TELECOMMUNICATIONS BROKERS	UTILITIES	1,725.45
06/25/09	PAM NARROW FABRICS	TRADE VENDOR	1,941.00
06/25/09	I.F. ASSOCIATES, INC.	TRADE VENDOR	3,870.00
06/25/09	BOWLES FLUIDICS CORP.	TRADE VENDOR	4,270.50
06/25/09	VANGUARD	TRADE VENDOR	5,810.00
06/25/09	BONDCOTE CORPORATION	TRADE VENDOR	6,045.00
06/25/09	GRAYBAR	TRADE VENDOR	7,763.20
06/25/09	AALADIN INDUSTRIES INC	TRADE VENDOR	9,074.00
06/25/09	A & B CONCEPT SOLUTIONS	TRADE VENDOR	9,478.86

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/25/09	HSBC INVOICE FINANCE (UK) LTD.	TRADE VENDOR	10,180.64
06/25/09	TIPCO TECHNOLOGIES INC.	TRADE VENDOR	11,072.50
06/25/09	SIGNATURE FENCING AND FLOORING	TRADE VENDOR	11,302.77
06/25/09	FLEXFIRM PRODUCTS, INC.	TRADE VENDOR	13,015.00
06/25/09	REFLEXITE CORP.	TRADE VENDOR	14,588.80
06/25/09	SAINT-GOBAIN PERFORMANCE PLASTICS	TRADE VENDOR	101,838.48
06/26/09	AMERICAN AIRLINES	TRAVEL EXPENSE	40.00
06/26/09	THE OLIVE GARDEN	TRAVEL EXPENSE	128.59
06/26/09	ARNOLDS FACTORY SUPPLIES	JOB SUPPLIES	183.78
06/26/09	ADP	PAYROLL FEES	200.25
06/26/09	ADP	PAYROLL FEES	432.00
06/26/09	ADP	PAYROLL FEES	559.97
06/26/09	AMERICAN AIRLINES	TRAVEL EXPENSE	939.20
06/26/09	AMERICAN AIRLINES	TRAVEL EXPENSE	939.20
06/26/09	MR HEATER INC	JOB SUPPLIES	1,345.00
06/26/09	WUHUAN	TRADE VENDOR	111,405.00
06/27/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	757.16
06/28/09	FEDEX KINKO’S	PRINTING	294.15
06/29/09	SUNOCO SVC STATION	FUEL	40.83
06/29/09	GLENN DALE MINI MART	FUEL	61.00
06/29/09	DISCOUNT OFFICE ITEMS	OFFICE SUPPLIES	284.02
06/29/09	SHARON MERRILL ASSOCIATES, INC.	TRADE VENDOR	7,366.81
06/30/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	553.00
06/30/09	WBC INDUSTRIES INC	JOB SUPPLIES	782.00

	TOTAL JUNE 2009 EXPENSES	Total Expenses per Exhibit 5	1,636,729.96

		Less credit card charges above:	(47,216.60)
		Plus payments on credit cards:	76,218.83

		Disbursements per Exhibit F	1,665,732.19

		Less outstanding checks at 6/30:	(44,662.22)
		Less disbursement from DIP Loan	(111,405.00)
		Plus May checks cleared in June:	36,730.36
		Plus payments in June on behalf of:
		Safety Tech International, Inc. (Case No. 09-15684):	189,355.77
		Signature Special Event Services, Inc. (Case No. 09-15686):	63,047.91

		Disbursements per Exhibit 6	$1,798,799.01

(1)	Represents payment made on behalf of TVI Corporation, Safety Tech International, Inc. (Case No. 09-15684) and Signature Special Event Services, Inc. (Case No. 09-15686)
(2)	Portion of monthly rent payment is made on behalf of Safety Tech International, Inc. (Case No. 09-15684).
(3)	Prepetition payment to critical vendor
(4)	Payment made on behalf of CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation

Case No. 09-15677

Exhibit D - Money Owed

June 30, 2009

Vendor Name	Due Date	Purpose	Amount

AMERICAN CORD & WEBBING CO., INC.	Current	Trade	266.00
ADP SCREENING & SELECTION SERVICES	Current	Trade	98.01
AFLAC	Current	Benefits	1,543.78
Albest Metal Stamping Corp.	Current	Trade	399.00
Amazon Hose & Rubber Co.	Current	Trade	512.31
Astrup Company	Current	Trade	323.32
Baltimore Gas & Electric	Current	Utilities	15,898.91
BUCCINO & ASSOCIATES	upon approval	Trade	280,819.37
Connect Group, Inc.	Current	Trade	3,661.80
Dillon Tax Consulting	upon approval	Fees	7,000.00
DUANE MORRIS	Upon approval	Fees	214,454.84
Eastern Lift Truck Co., Inc	Current	Trade	236.19
GROSS MENDELSOHN	Upon approval	Fees	18,902.00
M&M Specialties	Current	Trade	308.00
McCormick Insulation Supply Inc.	Current	Trade	2,036.00
McMaster-Carr Supply Co.	Current	Trade	111.84
Miles & Stockbridge	Upon approval	Fees	73,058.41
Monterey Bay Corporation	Current	Trade	4,630.09
Oliner Fibre Co., Inc	Current	Trade	1,292.20
PAETEC COMMUNICATIONS, INC.	Current	Utilities	19.74
Precision Machine & Tool Co., Inc.	Current	Trade	2,314.40
SPRINT	Current	Utilities	523.96
TECTURA CORP	Current	Trade	82.50
TYDINGS & ROSENBERG LLP	Upon approval	Fees	44,208.95
United Parcel Services	Current	Trade	477.83
UPS FREIGHT	Current	Trade	686.35
VERIZON WIRELESS	Current	Utilities	2,156.32
WB Machining, Inc.	Current	Trade	607.14
WILLIS OF MARYLAND INC	Current	Insurance	575.00

Total Amount Due:			$677,204.26

TVI Corporation

Case No. 09-15677

Exhibit E - Accounts Receivables as of 6/30/09

Customer Name	Current	31-60 Days	61-90 Days	91-120 Days	121 and Over	Balance

366TH MDG, 19S-0001	$479.27	$0.00	$0.00	$0.00	$0.00	$479.27
US ARMY CONTRACTING COMMAND	9,752.84	0.00	0.00	0.00	0.00	9,752.84
AMALFI GROUP, INC.	0.00	0.00	0.00	0.00	29,343.90	29,343.90
USAATC	1,166.51	0.00	0.00	0.00	0.00	1,166.51
ARAMSCO CORPORATE OFFICE	15,607.50	3,537.00	0.00	0.00	0.00	19,144.50
CITY OF BECKLEY	0.00	2,341.18	0.00	0.00	0.00	2,341.18
BELOIT MEMORIAL HOSPITAL	193.35	0.00	0.00	0.00	0.00	193.35
BROOKLINE FIRE DEPARTMENT	998.13	0.00	0.00	0.00	0.00	998.13
CARDINAL HEALTH	0.00	0.00	0.00	0.00	960.78	960.78
CHELTENHAM TOWNSHIP	772.00	0.00	0.00	0.00	0.00	772.00
THE CHILDREN’S HOSPITAL	274.00	0.00	0.00	0.00	0.00	274.00
CITY OF MARSHALL	0.00	0.00	0.00	27,083.17	0.00	27,083.17
COMMANDO MILITARY SUPPLY	0.00	0.00	801.19	0.00	0.00	801.19
D J MANUFACTURING CORP.	20,994.49	20,981.92	0.00	0.00	0.00	41,976.41
U.S. PROPERTY & FISCAL OFFICE, ARMY NG	0.00	0.00	0.00	0.00	(380.98)	(380.98)
DOBBINS FIRE & EMERGENCY SERVICES	0.00	49.42	0.00	0.00	0.00	49.42
SAIC - ABINGDON	412,415.50	109.46	0.00	0.00	0.00	412,524.96
EPHRATA COMMUNITY HOSPITAL	1,079.00	0.00	0.00	0.00	0.00	1,079.00
ETMC CARTHAGE	140.77	0.00	0.00	0.00	0.00	140.77
FAUQUIER HOSPITAL	250.00	0.00	0.00	0.00	0.00	250.00
FEDERAL RESOURCES	25,940.67	0.00	0.00	0.00	0.00	25,940.67
FERNO-WASHINGTON, INC.	3,514.40	17,394.40	0.00	0.00	0.00	20,908.80
WW GRAINGER INC.	109,764.00	0.00	0.00	0.00	1,947.57	111,711.57
FISHER SCIENTIFIC	40,841.25	42,551.98	310.50	0.00	7,214.61	90,918.34
FORENSICS SOURCE	2,260.81	0.00	0.00	0.00	0.00	2,260.81
ACA, FORT BLISS	7,493.02	0.00	26,621.50	0.00	0.00	34,114.52
ACA, FORT HOOD DIRECTORATE OF CONTRACTING	5,039.71	0.00	0.00	0.00	0.00	5,039.71
MICC DOC FORT LEE	0.00	488,327.32	0.00	0.00	0.00	488,327.32
ACA, FORT STEWART	99,071.45	0.00	23,233.95	0.00	0.00	122,305.40
GLOBAL PROTECTION	1,906.99	0.00	0.00	0.00	0.00	1,906.99
GRAINGER SOURCING	129.00	0.00	0.00	0.00	0.00	129.00
319TH MEDICAL GROUP/SGSLM	64.52	0.00	0.00	0.00	0.00	64.52
GRIFFIN GROUP INTERNATIONAL, LLC	0.00	0.00	0.00	0.00	22,295.24	22,295.24
SUPPLY	0.00	0.00	0.00	0.00	267.72	267.72
GOVERNMENT SCIENTIFIC SOURCE, INC.	0.00	7,873.48	0.00	0.00	0.00	7,873.48
GUNDERSEN LUTHERAN	3,678.00	0.00	0.00	0.00	0.00	3,678.00
HARRIS METHODIST FT. WORTH	0.00	83.45	0.00	0.00	0.00	83.45
75TH MEDICAL GROUP	507.99	0.00	0.00	0.00	0.00	507.99
HOLY FAMILY HOSPITAL	175.41	0.00	0.00	0.00	0.00	175.41
HAMILTON TWP FIRE DISTRICT 2	0.00	0.00	0.00	34.17	0.00	34.17
LIFE SAFETY SYSTEMS	7,790.72	8,871.12	0.00	0.00	0.00	16,661.84
LYNN PEAVEY COMPANY	347.94	0.00	0.00	0.00	(104.80)	243.14
PRINCE WILLIAM COUNTY DEPT OF FIRE & RESCUE	19.42	0.00	0.00	0.00	0.00	19.42
METHUEN FIRE DEPT.	438.83	0.00	0.00	0.00	0.00	438.83
MOUNT ROGERS, IDC.	6,000.84	0.00	0.00	0.00	0.00	6,000.84
NANA PACIFIC LLC.	21,108.31	5,482.82	0.00	0.00	0.00	26,591.13
NGB-ZC-AQ - W9133L	0.00	0.00	0.00	0.00	2,995.00	2,995.00
MTA LEARNING CENTER	0.00	0.00	0.00	4,023.00	492.45	4,515.45
PA CERFP	569.35	0.00	0.00	0.00	0.00	569.35
PENNSYLVANIA APPAREL LLC	5,695.58	0.00	0.00	0.00	0.00	5,695.58
PROFESSIONAL PROTECTION SYSTEMS LTD	129.60	0.00	0.00	0.00	26,804.23	26,933.83
QUEEN OF THE VALLEY MEDICAL CENTER	577.63	0.00	0.00	0.00	0.00	577.63
12 CONS/LGCA - FA3089	0.00	13,920.80	0.00	0.00	0.00	13,920.80
REXEL	2,196.92	0.00	0.00	0.00	0.00	2,196.92
SA LIGHTHOUSE FOR THE BLIND	1,501.64	0.00	0.00	0.00	0.00	1,501.64
SAFE KIDS TUCSON	0.00	131.00	0.00	0.00	0.00	131.00
SAFE KIDS OF MARICOPA CO.	638.00	0.00	0.00	0.00	0.00	638.00
FAMILY, INC.	6,356.67	0.00	0.00	0.00	0.00	6,356.67
SAIC ABINGDON	133,760.57	71,858.79	67.39	0.00	0.00	205,686.75
CPT. SHAWN P. WILSON	2,435.12	0.00	0.00	0.00	0.00	2,435.12
SPARK AGENCY	0.00	0.00	0.00	0.00	14,920.00	14,920.00
SAINT ALEXIUS MEDICAL CENTER	400.67	0.00	0.00	0.00	0.00	400.67
ST. CLARE HOSPITAL	0.00	50.16	0.00	0.00	0.00	50.16
TRYCO INCORPORATED	7,335.41	226,177.58	0.00	0.00	0.00	233,512.99
TSL AEROSPACE TECH LTD	4,371.00	0.00	0.00	0.00	0.00	4,371.00
US ARMY CONTRACTING COMMAND KOREA	0.00	0.00	0.00	0.00	33,417.11	33,417.11
OFFICE OF ACQUISITION MANAGEMENT (A/LM/AQM)	35,443.52	0.00	0.00	0.00	0.00	35,443.52
U.S. EPA	0.00	0.00	0.00	0.00	54,145.10	54,145.10
VIRGINIA LAB SUPPLY CORP.	338.19	0.00	269.34	0.00	0.00	607.53
WELLSTONE APPAREL, LLC	0.00	0.00	0.00	0.00	1,503.05	1,503.05
WHEATON FRANCISCAN HEALTHCARE	118.64	0.00	0.00	0.00	0.00	118.64
THE WILLIAMSPORT HOSPITAL & MEDICAL CENTER	148.84	0.00	0.00	0.00	0.00	148.84

Total Amount Due:	$1,002,233.99	$909,741.88	$51,303.87	$31,140.34	$195,820.98	$2,190,241.06

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

June 1, 2009 through June 30, 2009

	Projections	Actual	Variance

Cash Receipts	$2,446,070	$1,931,256	$(514,814)

Cash Disbursements:

Compensation and benefits	718,000	586,721	131,279
Facility costs	190,072	148,444	41,628
Other expenses	316,000	372,918	(56,918)
Vendor payments	1,065,595	1,090,050	(24,455)
Interest expense	125,000	118,568	6,432
Critical vendor payments	182,500	347,638	(165,138)
Bank fees and expenses	75,000	89,561	(14,561)
Chapter 11 expenses	240,000	267,244	(27,244)
Total disbursements	2,912,167	3,021,144	(108,976)
Net Cash Use (2)	$(466,097)	$(1,089,888)	$(623,790)

(1)	Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results. As of June 30, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.

(2)

The greater than 10% variance in cash loss for June 2009 is primarily a function of the timing of specific cash transactions.  Through May 31, 2009, the debtors were ahead of their cash operating projections by approximaely $2.7 million.  After the impact of this month’s negative cash variance of $621,615, the debtors remained ahead of their cash operating projection by an amount in excess of $2.0 million since the inception of their filings.

Prior to June 1, 2009, the debtors had received cash receipts ahead of projection, which had a negative impact on June, 2009 activity.

Other expenses were higher in June 2009 than projections due to the debtors needing to pay for corporate insurance costs at a faster pace than originally predicted, due to the loss of premium financing with its carrier.  Replacement financing was obtained, albeit it at less favorable terms than the original financing.  All insurance remained in full force, as the financing did not impact the actual insurance coverage of the debtors.

Reorganization costs related to Critical vendor payments, Bank fees and expenses and Chapter 11 costs were all higher in June, 2009 than original projected.  In all instances, this occurred due to the delay in payments from the debtors’ original projections.  The debtors have negotiated more favorable terms with its critical vendors than originally anticipated, and have been able to pay their professional fees, as well as their lender’s legal costs, more in arrears than originally anticipated.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended June 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$1,016,420	$1,503,113	$262,676	$—	$2,782,209

COST OF REVENUE	700,311	964,770	101,800	—	1,766,881

GROSS PROFIT	316,109	538,343	160,876	—	1,015,328

OPERATING EXPENSES
Selling, general and administrative expenses	332,956	266,146	262,100	—	861,201
Research and development expenses	42,098	—	—	—	42,098

Total operating expenses	375,054	266,146	262,100	—	903,300

OPERATING INCOME/(LOSS)	(58,945)	272,197	(101,224)	—	112,028

INTEREST AND OTHER (EXPENSE), NET	(97,091)	(1,775)	—	—	(98,866)

INCOME/(LOSS) BEFORE INCOME TAXES	(156,036)	270,423	(101,224)	—	13,162

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(156,036)	$270,423	$(101,224)	$—	$13,162

*	Income tax (expense) benefit for June 2009 is pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of June 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$73,480	$—	$—	$—	$73,480
Accounts receivable - trade, net	2,064,306	1,638,266	630,606	—	4,333,179
Inventories, net	1,473,916	2,406,551	—	—	3,880,467
Income taxes receivable *	—	—	—	—	0
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	787,846	211,036	81,039	—	1,079,922
Total current assets	4,399,549	4,255,853	2,953,646	—	11,609,047

PROPERTY, PLANT AND EQUIPMENT, NET	308,303	5,617,330	—	—	5,925,634

OTHER ASSETS
Intangible assets, net	221,514	35,594	—	—	257,108
Receivable from subsidiary	7,479,218	—	—	—	7,479,218
Other	47,971	—	—	—	47,971
Total other assets	7,748,702	35,594	—	—	7,784,296

TOTAL ASSETS	$12,456,554	$9,908,777	$2,953,646	$—	$25,318,978

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$10,262,540	$—	$—	$—	$10,262,540
Accounts payable	1,824,555	1,580,508	1,605,691	—	5,010,754
Accrued expenses	1,541,188	612,467	929,869	—	3,083,524
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	48,280	—	—	17,151,572
Total current liabilities	30,731,574	2,314,019	2,535,560	—	35,581,153

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	252,603	—	—	252,603
Payable to parent company	—	7,061,132	418,086	—	7,479,218
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,594,759	418,086	—	8,119,045

TOTAL LIABILITIES	30,837,774	9,908,777	2,953,646	—	43,700,197

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	0
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(45,685,386)	—	—	—	(45,685,386)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(18,381,220)	—	—	—	(18,381,220)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$12,456,554	$9,908,777	$2,953,646	$—	$25,318,978

*	Income taxes as of June 30, 2009 are pending.